                                                                      EXHIBIT 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------
As of December 31, 1995, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
Hamilton Investments, Inc.                                                   Delaware               100%
 Craig-Hallum Corporation                                                    Delaware               100%
  Craig-Hallum, Inc.                                                         Minnesota              100%
Household Bank, f.s.b                                                        U.S.                   100%
 HHTS, Inc.                                                                  Illinois               100%
  Household Home Title Services, Inc. II                                     Maryland               100%
 Household Bank (SB), N.A.                                                   U.S.                   100%
  Household Affinity Funding Corporation                                     Delaware               100%
 Household Service Corporation
   of Illinois, Inc.                                                         Illinois               100%
  Household Insurance Services, Inc.                                         Illinois               100%
 Housekey Financial Corporation                                              Illinois               100%
  Associations Service Corporation                                           Indiana                100%
  Household Mortgage Services, Inc.                                          Delaware               100%
  Security Investment Corporation                                            Maryland               100%
Household Capital Corporation                                                Delaware               100%
Household Commercial Canada Inc.                                             Canada                 100%
Household Credit Services, Inc.                                              Delaware               100%
Household Finance Corporation                                                Delaware               100%
 HFC Auto Credit Corp.                                                       Delaware               100%
 HFC Funding Corporation                                                     Delaware               100%
 HFC Revolving Corporation                                                   Delaware               100%
 HFS Funding Corporation                                                     Delaware               100%
 Household Bank (Nevada), N.A.                                               U.S.                   100%
  Household Card Funding Corporation                                         Delaware               100%
  Household Receivables Funding Corporation                                  Nevada                 100%
  Household Receivables Funding                                              Delaware               100%
    Corporation II
  Household Receivables Funding, Inc.                                        Delaware               100%
Household Capital Markets, Inc.
                                                                             Delaware               100%
 Household Card Services, Inc.                                               Nevada                 100%
  Household Bank (Illinois), N.A.                                            U.S.                   100%
 Household Consumer Loan Corporation                                         Nevada                 100%
 Household Credit Services of Mexico, Inc.                                   Delaware               100%

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
 Household Finance Receivables Corporation II                                Delaware               100%
 Household Financial Services, Inc.                                          Delaware               100%
 Household Group, Inc.                                                       Delaware               100%
  AHLIC Investment Holdings Corporation                                      Delaware               100%
  Alexander Hamilton Insurance Agency, Inc.                                  Michigan               100%
  Alexander Hamilton Insurance Company                                       Michigan               100%
   of America
  Alexander Hamilton Life Insurance Co.                                      Arizona                100%
   of Arizona
  Hamilton National Life Insurance Company                                   Michigan               100%
  Prospect Life Insurance Company                                            Arizona                100%
  Cal-Pacific Services, Inc.                                                 California             100%
  Household Business Services, Inc.                                          Delaware               100%
  Household Commercial Financial                                             Delaware               100%
   Services, Inc.
   Business Realty Inc.                                                      Delaware               100%
    Business Lakeview, Inc.                                                  Delaware               100%
   Capital Graphics, Inc.                                                    Delaware               100%
   Color Prelude Inc.                                                        Delaware               100%
   First Source Financial, Inc.                                              Delaware               100%
   HCFS Business Equipment Corporation                                       Delaware               100%
   HCFS Corporporate Finance Venture, Inc.                                   Delaware               100%
   HFC Commercial Realty, Inc.                                               Delaware               100%
    G.C. Center, Inc.                                                        Delaware               100%
    Cast Iron Building Corporation                                           Delaware               100%
    Com Realty, Inc.                                                         Delaware               100%
     Lighthouse Property Corporation                                         Delaware               100%
     MRP General, Inc.                                                       Delaware               100%
    Center Realty, Inc.                                                      Delaware               100%
    Household OPEB I, Inc.                                                   Illinois               100%
    Land of Lincoln Builders, Inc.                                           Illinois               100%
    PPSG Corporation                                                         Delaware               100%
    Steward's Glenn Corporation                                              Delaware               100%
   HFC Leasing, Inc.                                                         Delaware               100%
    First HFC Leasing Corporation                                            Delaware               100%
    Second HFC Leasing Corporation                                           Delaware               100%
    Valley Properties Corporation                                            Tennessee              100%
    Fifth HFC Leasing Corporation                                            Delaware               100%
    Sixth HFC Leasing Corporation                                            Delaware               100%
    Seventh HFC Leasing Corporation                                          Delaware               100%
    Eighth HFC Leasing Corporation                                           Delaware               100%
    Tenth HFC Leasing Corporation                                            Delaware               100%
    Eleventh HFC Leasing Corporation                                         Delaware               100%

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
    Thirteenth HFC Leasing Corporation                                       Delaware               100%
    Fourteenth HFC Leasing Corporation                                       Delaware               100%
    Seventeenth HFC Leasing Corporation                                      Delaware               100%
    Nineteenth HFC Leasing Corporation                                       Delaware               100%
    Twenty-second HFC Leasing Corporation                                    Delaware               100%
    Twenty-sixth HFC Leasing Corporation                                     Delaware               100%
    Beaver Valley, Inc.                                                      Delaware               100%
    Hull 752 Corporation                                                     Delaware               100%
    Hull 753 Corporation                                                     Delaware               100%
    Third HFC Leasing Corporation                                            Delaware               100%
     Macray Corporation                                                      California             100%
    Fourth HFC Leasing Corporation                                           Delaware               100%
     Pargen Corporation                                                      California             100%
    Fifteenth HFC Leasing Corporation                                        Delaware               100%
     Hull Fifty Corporation                                                  Delaware               100%
   Household Capital Investment Corporation                                  Delaware               100%
    B&K Corporation                                                          Michigan                94%
   Household Commercial of California, Inc.                                  California             100%
   Household Real Estate Equities, Inc.                                      Delaware               100%
    SPG General, Inc.                                                        Delaware               100%
   OLC, Inc.                                                                 Rhode Island           100%
    OPI, Inc.                                                                Virginia               100%
   The Generra Company                                                       Delaware               100%
  Household Finance Consumer Discount Company                                Pennsylvania           100%
   Overseas Leasing Two FSC, Ltd.                                            Bermuda                 99%
  Household Finance Corporation II                                           Delaware               100%
  Household Finance Corporation of Alabama                                   Alabama                100%
  Household Finance Corporation of California                                Delaware               100%
  Household Finance Corporation of Nevada                                    Delaware               100%
   Household Finance Realty Corporation of                                   Delaware               100%
     New York
  Household Finance Industrial Loan Company                                  Iowa                   100%
    of Iowa
  Household Finance Realty Corporation of                                    Delaware               100%
    Nevada
   Household Finance Corporation III                                         Delaware               100%
    Amstelveen FSC, Ltd.                                                     Bermuda                 99%
    HFC Agency of Connecticut, Inc.                                          Connecticut            100%
    HFC Agency of Michigan, Inc.                                             Michigan               100%
    Night Watch FSC, Ltd.                                                    Bermuda                 99%

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
---------------------                                                        ---------              ------
    Household Realty Corporation                                             Delaware               100%
     Overseas Leasing One FSC, Ltd.                                          Bermuda                100%
    Overseas Leasing Four FSC, Ltd.                                          Bermuda                 99%
    Overseas Leasing Five FSC, Ltd.                                          Bermuda                 99%
   Household Retail Services, Inc.                                           Delaware               100%
    HRSI Funding, Inc.                                                       Nevada                 100%
  Household Financial Center Inc.                                            Tennessee              100%
  Household Industrial Finance Company                                       Minnesota              100%
  Household Industrial Loan Co. of Kentucky                                  Kentucky               100%
  Household Insurance Agency, Inc.                                           Nevada                 100%
  Household Recovery Services Corporation                                    Delaware               100%
  Household Relocation Management, Inc.                                      Illinois               100%
  Mortgage One Corporation                                                   Delaware               100%
  Mortgage Two Corporation                                                   Delaware               100%
  Sixty-First HFC Leasing Corporation                                        Delaware               100%
Household Financial Group, Ltd.                                              Delaware               100%
Household Global Funding, Inc.                                               Delaware                78%
 Household International (U.K.) Limited                                      England                100%
  D.L.R.S. Limited                                                           Cheshire               100%
  HFC Bank plc                                                               England                100%
   Hamilton Financial Planning Services
     Limited                                                                 England                100%
   Hamilton Insurance Company Limited                                        England                100%
   Hamilton Life Assurance Co. Limited                                       England                100%
   HFC Pension Plan Limited                                                  England                100%
   Household Funding Limited                                                 England                100%
   Household Investments Limited                                             England/Wales          100%
   Household Leasing Limited                                                 England                100%
   Household Management Corporation Limited                                  England/Wales          100%
  Household Overseas Limited                                                 England                100%
   Household International Netherlands, B.V.                                 Netherlands            100%
 Household Financial Corporation Limited                                     Ontario                100%
  Household Finance Corporation of Canada                                    Canada                 100%
  Household Realty Corporation Limited                                       Ontario                100%
  Household Trust Company                                                    Canada                 100%
  Merchant Retail Services Limited                                           Ontario                100%
Household Mexico, Inc.                                                       Delaware               100%
Household Reinsurance Ltd.                                                   Bermuda                100%